UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2022

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, Kelly Services, Inc. (the “Company”), based on the authorization of its Compensation and Talent Management Committee, entered into an Employment Agreement (the “Employment Agreement”) with Dinette Koolhaas, the Company’s Senior Vice President and President International. The parties entered into the Employment Agreement for purposes of documenting the compensation arrangements applicable to Ms. Koolhaas and is effective commencing as of May 17, 2022. The Employment Agreement, which is governed by Swiss law, provides for a base salary equivalent to Ms. Koolhaas’ current base salary, which is payable in Swiss francs, and includes an indemnification provision and severance provisions intended to replicate the benefits provided to Tier 3 participants under the Company’s Senior Executive Severance Plan, which is limited to executive employees residing in the United States. Ms. Koolhaas will continue to participate in the Company’s Short-Term Incentive Plan and Equity Incentive Plan. She does not participate in the Company’s Management Retirement Plan, but will be provided with certain retirement benefits under her Employment Agreement in accordance with Swiss law.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders in virtual-only format on May 18, 2022. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are provided below.

Proposal 1

All of the nominees for election to the Company’s board of directors were elected to serve until the next annual meeting of stockholders, as follows:

Name of Nominee	Number of Shares Voted “For”	Number of Shares Voted “Withheld”	Broker Non-Votes
Donald R. Parfet	3,187,007	12,475	96,071
Peter W. Quigley	3,187,683	11,799	96,071
Gerald S. Adolph	3,187,007	12,475	96,071
George S. Corona	3,187,683	11,799	96,071
Robert S. Cubbin	3,187,007	12,475	96,071
Amala Duggirala	3,187,683	11,799	96,071
InaMarie F. Johnson	3,187,683	11,799	96,071
Terrence B. Larkin	3,186,342	13,140	96,071
Leslie A. Murphy	3,187,007	12,475	96,071

Proposal 2

The Company’s stockholders approved, by advisory vote, the Company’s executive compensation, as follows:

Shares Voting “For”	3,152,865
Shares Voting “Against”	45,275
Shares Abstaining From Voting	1,342
Broker Non-Votes	96,071

Proposal 3

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the 2022 fiscal year, as follows:

Shares Voting “For”	3,283,049
Shares Voting “Against”	11,595
Shares Abstaining From Voting	909
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 20, 2022	/s/ James M. Polehna
James M. Polehna
Corporate Secretary